SUN CAPITAL ADVISERS TRUST

Supplement dated November 23, 2005

to the Initial Class Shares Prospectus and Statement of Additional Information

each dated May 1, 2005

This supplement announces a new subadviser for the SC Value Small Cap Fund (the "Fund"). On January 9, 2006, OppenheimerFunds, Inc. will replace OpCap Advisors as subadviser to the Fund. To reflect this change, on January 9, 2006, the name of the Fund will change to SC Oppenheimer Main Street Small Cap Fund and the relevant sections of the Fund's Initial Class Shares Prospectus and Statement of Additional Information will be revised.

The Investment Goal of the Fund, capital appreciation, will not change.

The Fund's prospectus currently states, under Key Investments and Strategies, that the Fund invests at least 80% of its net assets in a diversified portfolio of equity securities of companies with market capitalizations of under $2 billion at the time of purchase. This sentence will change as follows:

Under normal market conditions, the Fund will invest at least 80% of its net assets in securities of companies having small market capitalization.

Notable changes to the management of the Fund will include:

1) The Fund will incorporate a blended style of investing combining both growth and value styles.

2) The Fund will use an investment process that incorporates quantitative models, fundamental research and individual judgment.

3) The Fund will consider an issuer having a market capitalization of up to $3 billion to be a small-cap issuer, as measured at the time of purchase. However this definition of a small-cap issuer is subject to change.